                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            InvestorsBancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                            InvestorsBancorp, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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



                                April 8, 1998





Dear Shareholder:

     On behalf of the Board of Directors and management of InvestorsBancorp, Inc., we cordially invite you to attend the first Annual Meeting of Shareholders of InvestorsBancorp Inc., to be held at 5:00 p.m. on Thursday, May 7, 1998, in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Form 10-KSB is also in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated two persons to serve as Class I directors, each of whom are incumbent directors. The Company's Board of Directors has selected and recommends that you ratify the appointment of Conley, McDonald LLP to continue as the Company's independent public accountants for the year ending December 31, 1998.

     We recommend that you vote your shares for the director nominees and in favor of the proposal.

     We encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

     We look forward with pleasure to seeing and visiting with you at the meeting.

                                Very truly yours,

                                INVESTORSBANCORP, INC.



                                George R. Schonath
                                President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 7, 1998
                   ----------------------------------------


TO THE HOLDERS OF COMMON STOCK OF INVESTORSBANCORP, INC.

      Notice is hereby given that the Annual Meeting of Shareholders of InvestorsBancorp, Inc. (the "Company"), will be held in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 7, 1998 at 5:00 p.m., for the purpose of considering and voting upon the following matters:

      1.   the election of two (2) Class I directors of the Company.

      2. the ratification of the appointment of Conley, McDonald LLP as auditors for the Company for the fiscal year ending December 31, 1998.

      3. the transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 27, 1998, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors



                                        George R. Schonath
                                        President and Chief Executive Officer


Pewaukee, Wisconsin
April 8, 1998


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                               PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of InvestorsBancorp, Inc. (the "Company") of proxies to be used at the meeting which will be held in the Lounge Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 7, 1998 at 5:00 p.m., and all adjournments or postponements of the meeting. The Proxy Statement and the accompanying Notice of Meeting and Proxy are first being mailed to holders of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") on or about April 8, 1998. Certain of the information in the Proxy Statement relates to InvestorsBank, a Wisconsin chartered bank located in Pewaukee, Wisconsin (the "Bank"), the wholly owned subsidiary of the Company.

VOTING RIGHTS AND PROXY INFORMATION

     All shares of Common Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this Proxy Statement. A majority of the shares of the Common Stock, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum.

     Only holders of record of the Common Stock at the close of business on March 27, 1998 will be entitled to vote at the meeting and at all adjournments or postponements of the meeting. On March 27, 1998, the Company had 1,000,000 shares of Common Stock outstanding. Directors are elected by a plurality of the votes cast in person or by proxy with a quorum present. For all other matters, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute shareholder approval. Abstentions and broker "non-votes" will be considered in determining the presence of a quorum but will not affect the vote required for approval of the election of directors or any proposal.

     The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Mr. Jon McGlocklin, Secretary, at W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072.

                            ELECTION OF DIRECTORS

     At the Annual Meeting of the Shareholders to be held on Thursday, May 7, 1998, the shareholders will be entitled to elect two (2) Class I directors for a term expiring in 2001. The directors of the Company are divided into three classes having staggered terms of three years. Both of the nominees for election as Class I directors are incumbent directors. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

     Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. The nominees, if elected at the Annual Meeting of Shareholders, will serve as Class I directors for three year terms expiring in 2001. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.


                                   NOMINEES


                                                                  DIRECTOR OF THE
                     PRESENT POSITION WITH THE                    COMPANY OR THE BANK
NAME AND AGE         COMPANY AND THE BANK                         SINCE
------------         -------------------------                    --------------------
CLASS I
-------
(Term Expires 2001)

George R. Schonath   Director, President and Chief
(Age 56)             Executive Officer of the Company                    1997
                     and the Bank

Jon McGlocklin       Director, Senior Vice President and
(Age 54)             Secretary of the Company and
                     Director and Senior Vice President
                     of the Bank                                         1997


                             CONTINUING DIRECTORS



CLASS II
--------
(Term Expires 1999)  Director of the Company and the
Salvatore L. Bando   Bank
(Age 53)                                                                 1997

Terry L. Mather      Director of the Company and the
(Age 55)             Bank                                                1997


CLASS II
--------
(Term Expires 2000)
Donald E. Sydow      Director of the Company and the
(Age 62)             Bank                                                1997

                                    PROXY

     All of the Company's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

BIOGRAPHICAL DATA

     The principal occupation of each director is set forth below. Each director has held his present position for at least five years unless otherwise indicated.

     SALVATORE L. BANDO has served as Senior Vice President of the Baseball Operations for the Milwaukee Brewers since 1991. Mr. Bando also served as a director of Bando McGlocklin Capital Corporation, a real estate investment trust located in Pewaukee, Wisconsin ("BMCC"), from 1980 until 1997, and was an officer of that company from 1980 until 1991.

     TERRY L. MATHER has been a partner of Critical Solutions, Inc., a business consulting firm headquartered in Milwaukee, Wisconsin, since 1992.

     JON MCGLOCKLIN has been a Senior Vice President of the Company and the Bank since they were established in 1997. He has also served as President of Healy Manufacturing, Inc., Menomonee Falls, Wisconsin, since 1997, and as an announcer for the Milwaukee Bucks since 1976. In July, 1997, Mr. McGlocklin was appointed Senior Vice President of BMCC. Until July, 1997, he served as a director (since 1980) and President (since 1991) of BMCC.

     GEORGE R. SCHONATH has been the President and Chief Executive Officer of the Company and the Bank since they were established in 1997. In July, 1997, Mr. Schonath was appointed President of BMCC, and also currently serves as its Chief Executive Officer (since 1983). Until July, 1997, he served as a director (since 1980) and Chairman of the Board (since 1983) of BMCC.

     DONALD E. SYDOW has been the President of Oconomowoc Manufacturing Corp., a ball-bearing manufacturer located in Oconomowoc, Wisconsin, since 1982.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During 1997, the Board of Directors held two meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during 1997. During 1997 the Board of Directors did not have any standing committees. In March, 1998, the Board of Directors of the Company appointed an audit and finance committee and a compensation committee.

     The Audit and Finance Committee consists of Messrs. Bando, Mather and Sydow. The Audit and Finance Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also recommends to the Board the accounting firm to perform the Company's and Bank's annual audit and acts as the liaison between the auditors and the Board. The committee also is responsible for reviewing, approving and recommending to the Board financial policies and strategies of the Bank and significant expenditures proposed to be made by the Company or the Bank.

     The Compensation Committee consists of Messrs. Bando, Mather and Sydow. The Compensation Committee meets to review the performance, salary and other compensation of the Chief Executive Officer officers of the Company and make recommendations to the Board, including with respect to stock options and other incentive awards.

COMPENSATION OF DIRECTORS

     Directors of the Company who are not also officers receive a fee of $5,000 per year and $750 for each Board or committee meeting attended. Directors who are also officers of the Company do not receive additional compensation for their service as directors of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at March 25, 1998, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.


     NAME OF INDIVIDUAL AND                AMOUNT AND NATURE OF     PERCENT
     NUMBER OF PERSONS IN GROUP            BENEFICIAL OWNERSHIP(1)  OF CLASS
     --------------------------            -----------------------  --------
     DIRECTORS AND 5% SHAREHOLDERS

     Salvatore L. Bando                           37,395(2)           3.7%

     Terry L. Mather                                  --                *

     Jon McGlocklin                               33,617(3)           3.4%

     George R. Schonath                          303,259(4)          27.6%

     Donald E. Sydow                                   1                *

     ALL DIRECTORS AND EXECUTIVE OFFICERS

     AS A GROUP (7 persons)                      385,607(5)          35.0%

-------------------------
  *  Less than one percent.


     (1) Information contained in this column is based upon information furnished to the Company by the persons named above and the members of the designated group, except as set forth in the footnotes below. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares. Pursuant to the rules and regulations of the Securities and Exchange Commission and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), share amounts include shares obtainable through the exercise of stock options or warrants within 60 days of the date of the information contained in this table.

     (2) Includes 12,613 shares over which Mr. Bando shares voting and investment power with his spouse, and 9,658 shares held by BMS corporation ("BMS"), over which Mr. Bando has shared voting and investment power with the other principals of BMS. Excludes other shares held by BMS but not allocable to Mr. Bando.

     (3) Includes 10,093 shares over which Mr. McGlocklin shares voting and investment power with his spouse, and 9,658 shares held by BMS, over which Mr. McGlocklin has shared voting and investment power with the other principals of BMS. Excludes other shares held by BMS but not allocable to Mr. McGlocklin.

     (4) Includes 100,000 shares obtainable through the exercise of warrants, over which shares Mr. Schonath has no voting and sole investment power, 1,970 shares over which Mr. Schonath shares voting and investment power with his spouse or children and 15,532 shares held by BMS corporation, over which Mr. Schonath has shared voting and investment power with the other principals of BMS. Excludes shares held for other employees by the Company's 401(K) Plan, for which Mr. Schonath is a co-trustee and may be deemed to have shared voting power, and other shares held by BMS but not allocable to Mr. Schonath.

     (5) Includes 102,750 shares obtainable through the exercise of options or warrants. Excludes shares held for other employees by the Company's 401(K) Plan, for which Mr. Schonath is a co-trustee and may be deemed to have shared voting power.

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 1997 fiscal year, the Company is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1997 through December 31, 1997.


                            EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted by the Company or the Bank to the Company's Chief Executive Officer and to each of the other executive officers of the Company and the Bank whose aggregate salary and bonus exceeded $100,000.


=================================================================================================================================
                                             SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG TERM COMPENSATION
                                        ANNUAL COMPENSATION                                       AWARDS
---------------------------------------------------------------------------------------------------------------------------------
         (A)                   (B)         (C)            (D)              (E)              (F)          (G)             (H)
                                                                                        Restricted    SECURITIES      ALL OTHER
NAME AND                                                               OTHER ANNUAL       Stock       UNDERLYING     COMPENSATION
                               YEAR     SALARY($)(1)    BONUS($)    COMPENSATION($)(2)   Award($)   OPTIONS/SARS(#)      ($)
PRINCIPAL POSITION
==================================================================================================================================
George R. Schonath,
President and Chief Executive
Officer                        1997       $31,250        $  ---          $7,536           $ ---          ---            $2,511
==================================================================================================================================

(1) Represents compensation received since the September 8, 1997 opening of the Bank. Includes amounts deferred under the Company's 401(k) Plan.

(2)  Represents the Bank's contribution for supplemental retirement benefits.


STOCK OPTIONS

     None of the executive officers of the Company listed in the summary compensation table received any grant of stock options in the 1997 fiscal year or held any such options as of December 31, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1997, the full Board of Directors considered and approved the compensation packages of the employees of the Company and the Bank. None of these individuals was an officer or employee of the Company or the Bank during 1997, except for Messrs. McGlocklin and Schonath, and none of these individuals is a former officer or employee of the Company or any of its subsidiaries. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation. Messrs. Bando, McGlocklin and Schonath were directors and officers of BMCC prior to the distribution by BMCC and its shareholders of all of its shares of the Company.

                         TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Company and the Bank, and their associates, were customers of and had transactions with the Company and the Bank during 1997. The Bank and BMCC also purchase loan participations from each other from time to time and, pursuant to a Management Services and Allocation of Expenses Agreement, the Bank performs certain loan servicing and administration services to BMCC. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository and loan participation and servicing relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank received an aggregate of $229,285 in loan servicing and administration fees from BMCC in 1997. The Company and the Bank also sublease space for their main offices from BMCC. BMCC leases its office space from Bando McGlocklin Real Estate Investment Corp. ("BMREIC"). The annual rent under the sublease, including real estate taxes, utilities and furnishings, is approximately $120,000, which represents a pro rata share of BMCC's occupancy expense. The Company believes the terms of the sublease with BMCC are on substantially the same terms and conditions as could be obtained from unrelated third parties. Messrs. George
R. Schonath, the Company's President and Chief Executive Officer, and Jon McGlocklin, the Company's Senior Vice President, own SKBM, Inc., a company which provides management services to BMREIC. In 1997, BMREIC paid approximately $362,000 to SKBM, Inc. for such services.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Conley, McDonald LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1998, and recommends that the shareholders ratify the appointment. A representative of Conley, McDonald LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions and make a statement if he or she so desires. If the appointment is not ratified, the matter of the appointment of auditors will be considered by the Board of Directors.

     On December 22, 1997, the Company replaced Price Waterhouse LLP, who were the Company's independent auditors prior to that date, with Conley, McDonald LLP as its independent auditors for the fiscal year ending December 31, 1997. The decision to engage new auditors was recommended by the Company's management and approved by the Company's Board of Directors following the receipt of various proposals for auditing services. The report of Price Waterhouse LLP on the Company's balance sheet as of July 7, 1997 did not contain an adverse opinion or a disclaimer of opinion, and the report was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Company's financial statements from June 12, 1996 (date of inception) through December 22, 1997, there were no unresolved issues, scope restrictions, unanswered questions or disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to make reference to the matter in their report, and Price Waterhouse LLP did not advise the Company that any of the events described in
Item 304 (a)(1)(iv)(B) of Regulation S-B had occurred.

     During the Company's fiscal years ended December 31, 1997, the Company (or anyone on the Company's behalf) did not consult Conley, McDonald LLP regarding:
(i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; and as such no written report was provided to the Company and no oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of disagreement or a reportable event.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CONLEY, MCDONALD LLP.

                            SHAREHOLDER PROPOSALS

     Any proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, P.O. Box 190, Pewaukee, Wisconsin 53072, on or before December 4, 1998, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. In order to be presented at the 1999 Annual Meeting Shareholders, such proposals must also comply with Article II, Section 2.15, of the Company's Bylaws.


                                OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the meeting, holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        George R. Schonath
                                        President and Chief Executive Officer

Pewaukee, Wisconsin
April 8, 1998

                                  [to come]